                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                NOVEMBER 21, 2001
--------------------------------------------------------------------------------
                        (Date of Earliest Event Reported)


                                 CAPTARIS, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                   WASHINGTON
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


            0-25186                                      91-1190085
--------------------------------------------------------------------------------
    (Commission File Number)                 (IRS Employer Identification No.)


                               11410 NE 122nd Way
                               KIRKLAND, WA 98034
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (425) 820-6000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Item 5.   OTHER EVENTS.

     Captaris, Inc., the other individually named defendants and the plaintiffs stipulated to the dismissal of an appeal of the securities class-action lawsuit described in Captaris' quarterly reports on Form 10-Q for the quarters ended March 31, June 30, and September 30, 2001. The stipulation followed a dismissal with prejudice by the trial court and the filing of a notice of appeal by the plaintiffs. On November 21, 2001, the Ninth Circuit Court of Appeals entered an order granting the dismissal. No defendant or insurer is paying any amounts in connection with the dismissal.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: December 4, 2001

                                         CAPTARIS, INC.

                                         By: /s/ Jeffrey B. deCillia
                                            -------------------------------
                                            Jeffrey B. deCillia
                                            Executive Vice President,
                                            Chief Financial Officer